THE CHARLES SCHWAB FAMILY OF FUNDS
(the Trust)
Schwab® Variable Share Price Money Fund
(the Fund)
Supplement dated June 7, 2024, to the Fund’s currently effective
Summary Prospectus, Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the
Summary Prospectus, Statutory Prospectus and SAI and should be read in conjunction with the
Summary Prospectus, Statutory Prospectus and SAI.
The Board of Trustees (the Board) of The Charles Schwab Family of Funds (the Trust) has determined that it is in the best interest of the Schwab Variable Share Price Money Fund (the Acquired Fund), a series of the Trust, and its shareholders to reorganize with and into the Schwab® Government Money Fund (the Surviving Fund). Accordingly, the Board has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) that would provide for the reorganization of the Acquired Fund into the Surviving Fund.
The Plan of Reorganization approved by the Board sets forth the terms by which the Acquired Fund will transfer its assets and liabilities to the Surviving Fund in exchange for Ultra Shares of the Surviving Fund, and subsequently distribute those Surviving Fund shares to shareholders of the Acquired Fund (the Reorganization). After the Reorganization is consummated, shareholders of the Acquired Fund will become shareholders of the Surviving Fund. The Reorganization is intended to be tax-free, meaning that shareholders of the Acquired Fund will become shareholders of the Surviving Fund without realizing any gain or loss for federal income tax purposes. It is expected that the Reorganization will occur on or about September 9, 2024.
Shareholder Approval Not Required
Shareholder approval of the Reorganization is not required. Shareholders of the Acquired Fund will receive a prospectus/information statement prior to the Reorganization that describes the investment objective, strategies, expenses and risks of an investment in the Surviving Fund and provides further details about the Reorganization. Charles Schwab Investment Management, Inc. (investment adviser) will bear the costs associated with the Reorganization.
Comparison of Investment Objective and Investment Strategies of the Acquired Fund and Surviving Fund
Investment Objective: The Surviving Fund has a substantially similar investment objective to that of the Acquired Fund.
Investment Strategies: The Acquired Fund invests primarily in high-quality short-term money market investments issued by U.S. and foreign issuers, such as commercial paper, promissory notes, certificates of deposit, and other money market securities, including securities issued by the U.S. government or its agencies and instrumentalities. The Surviving Fund is a “government money market fund” and as such intends to operate as a government money market fund under the regulations governing money market funds and will invest at least 99.5% of its total assets in cash, U.S. government securities and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities; under normal circumstances, at least 80% of the Surviving Fund’s net assets (including, for this purpose, any borrowings for investment purposes) will be invested solely in U.S. government securities including repurchase agreements that are collateralized fully by U.S. government securities (excluding cash).
Beginning June 7, 2024, the Acquired Fund will gradually transition its portfolio to invest a greater percentage of its net assets in government securities. As a result, the Acquired Fund’s yield may be impacted.
Fund Closes to New Investors on June 28, 2024
Effective as of the close of business on June 28, 2024 (the “Closing Date”):
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The Acquired Fund will close to new investors.
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Existing shareholders of the Acquired Fund (including participants in 401(k) plans) as of the Closing Date may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Acquired Fund, and registered investment advisers who maintain investments in the Acquired Fund on behalf of client accounts as of the Closing Date may continue to purchase additional shares on behalf of their clients, up until the close of business on September 5, 2024.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG124237-00 (06/24)
00299628